UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2008
Brookside Technology Holdings Corp.
(Exact name of registrant as specified in its charter)

Florida	333-133253	20-3634227
(State or Other Jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)
15500 Roosevelt Blvd,
Suite 101
Clearwater, FL 33760
(Address of principal executive offices) (zip code)
(727) 535-2151
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On August 4, 2008, the Company filed Articles of Amendment to its Articles of Incorporation (the “Amendment”) with the Florida Department of State increasing the number of shares of Common Stock that the Company has the authority to issue from Two Hundred and Fifty Million (250,000,000) shares to One Billion (1,000,000,000) shares. The Amendment was approved and adopted by the shareholders of the Company on June 13, 2008.

Item 9.01	Financial Statements and Exhibits.
Exhibits
3.1     Articles of Amendment to Articles of Incorporation of Brookside Technology Holdings Corp.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brookside Technology Holdings Corp.
By:	/s/ Bryan McGuire
Bryan McGuire, Chief Financial Officer

Dated: August 8, 2008

3